UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_____________________

Date of Report (Date of earliest event reported) May 1, 2018

TIDEWATER INC.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-6311 (Commission File Number)	72-0487776 (IRS Employer Identification No.)

6002 Rogerdale Road, Suite 600 Houston, Texas (Address of principal executive offices)	77072 (Zip Code)

(713) 470-5300

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

{N3486509.2}

Item 5.07	Submission of Matters to a Vote of Security Holders

Tidewater Inc. (the “Company”) held its 2018 annual meeting of stockholders (the “Annual Meeting”) on May 1, 2018 in Houston, Texas.  As of March 9, 2018, the record date for the meeting, the Company had 23,730,623 shares of common stock outstanding.  Of that number, 16,247,872 shares were represented in person or by proxy at the Annual Meeting.  The Company’s stockholders voted on the following four proposals at the Annual Meeting, casting their votes as described below.

Proposal 1:  Election of Seven Directors

Each of the individuals listed below was elected at the Annual Meeting to serve a one-year term on the Company’s Board of Directors.

	Number of Votes
Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Thomas R. Bates, Jr.	12,767,470	400,046	3,267	3,077,089
Alan J. Carr	10,923,881	2,243,626	3,276	3,077,089
Steven L. Newman	13,149,295	18,215	3,273	3,077,089
Randee E. Day	13,147,551	19,957	3,275	3,077,089
Dick Fagerstal	13,149,149	14,722	6,912	3,077,089
Larry T. Rigdon	13,149,737	18,440	2,606	3,077,089
John T. Rynd	13,149,089	18,415	3,279	3,077,089

Proposal 2:  Advisory Say-on-Pay Vote

Proposal 2 was an advisory vote on executive compensation as disclosed in the proxy materials for the Annual Meeting.  This advisory vote was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,122,761	37,468	10,554	3,077,089

Proposal 3: Advisory Say-on-Frequency Vote

Proposal 3 was an advisory vote on the frequency to vote on executive compensation as disclosed in the proxy materials for the Annual Meeting.  This advisory vote on the frequency of annual vote on executive compensation was approved.

One Year	Two Years	Three Years	Abstain
13,131,924	5,276	25,141	8,442

Proposal 4: Ratification of the Appointment of Auditors

Proposal 4 was a proposal to ratify the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.  This proposal was approved.

Votes For	Votes Against	Abstentions
16,093,429	146,977	7,466

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDEWATER INC.

By:	/s/ Bruce D. Lundstrom
Bruce D. Lundstrom
Executive Vice President, Secretary and General Counsel

Date: May 3, 2018

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